UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report             April 19, 2004

FARMERS NATIONAL BANC CORP.

(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	2-80339 (Commission File Number)	34-1371693 (I.R.S. Employer Identification Number)

20 South Broad Street
Canfield, OH 44406
(Address of principal executive offices)

(330)533-3341
(Registrant’s telephone number, including area code)

     Item 5. Other Events and Regulation FD Disclosure

On April 19, 2004, Farmers National Banc Corp. issued the press release attached as Exhibit 99.1, reporting on its earnings for the quarter ended March 31, 2004.

On April 19, 2004, Farmers National Banc Corp. issued the press release attached as Exhibit 99.2, announcing the appointment of two individuals to the Board of Directors.

     Item 7. Financial Statements and Exhibits

(c) Exhibits:

Exhibit 99.1 April 19, 2004 Press Release

Exhibit 99.2 April 19, 2004 Press Release

     Item 12. Disclosure of Results of Operations and Financial Condition

The registrant has elected to file this information under Item 5.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
Dated: April 19, 2004	By:	/s/ Frank L. Paden
Frank L. Paden, President and Secretary

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